REALITY SHARES ETF TRUST

Supplement dated April 5, 2017

to the Statement of Additional Information (the “SAI”)

dated February 28, 2017

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

In the “Description of Permitted Investments and Risk Factors” section, the seventh paragraph under the heading “Futures Contracts and Options on Futures Contracts” is deleted in its entirety and replaced with the following:

Consistent with the CFTC’s new regulations, the Adviser has registered as a CPO under the CEA with respect to the Reality Shares DIVS ETF.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.